LIFE SERIES FUND FOR INCOME

Ticker Symbol	- -

This prospectus should be read in conjunction with the variable annuity contract and/or life insurance policy prospectus that you purchase.  These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable annuity contracts and life insurance policies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

THE DATE OF THIS PROSPECTUS IS MAY 1, 2014

CONTENTS

The Fund Summary Section		3
The Fund in Greater Detail		7
Fund For Income		8
Fund Management in Greater Detail		11
Shareholder Information		12
■	How and when does the Fund price its shares?	12
■	How can I invest in the Fund For Income?	12
■	Can I exchange my investment in the Fund For Income into any other First Investors Life Series Funds?	13
■	What are the Fund’s policies on frequent trading in the Fund?	13
■	What about dividends and other distributions?	14
■	What about taxes?	14
Financial Highlights		15

THE FUND SUMMARY SECTION

FUND FOR INCOME

Investment Objective:  The Fund seeks high current income.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.88%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Fund For Income	$90	$281	$488	$1,084

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations. It may also decide to continue to hold a bond (or related securities) after its issuer defaults or is subject to a bankruptcy.

Principal Risks:  You can lose money by investing in the Fund.  Here are the principal risks of investing in the Fund:

High Yield Securities Risk.  High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Credit Risk.  This is the risk that an issuer of bonds and other debt securities, including syndicated bank loans, will be unable to pay interest or principal when due.

Market Risk.  The prices of, and the income generated by, the bonds held by the Fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.  The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  Volatility in the high yield market is usually associated more with stocks than bonds.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  The Fund may be subject to a greater risk of rising interest rates during periods of historically low interest rates.  Securities with longer maturities are generally more sensitive to interest rate changes as are securities with higher credit ratings.

Liquidity Risk.  High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at a reasonable price or at a particular time.  Assignments of syndicated bank loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.

Syndicated Bank Loans Risk.  Syndicated bank loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  In the event of a default, the Fund may have difficulty collecting on any collateral.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  In addition, on April 24, 2009, Muzinich & Co., Inc. (“Muzinich”) became the Fund’s subadviser.

The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 15.22% (for the quarter ended June 30, 2009) and the lowest quarterly return was -19.03% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Fund For Income	6.88%	14.52%	5.99%
BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	6.29%	16.44%	7.73%

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser and Muzinich serves as the Fund’s subadviser.

Portfolio Manager:  The Fund has been managed by Muzinich since 2009 by a team of investment professionals who have active roles in managing the Fund. Clinton Comeaux and Dennis V. Dowden have served as Portfolio Managers of the Fund since 2009 and Bryan Petermann has served as Portfolio Manager of the Fund since 2010.

Purchase and Sale of Fund Shares: Investments in the Fund can only be made through a purchase of a variable annuity contract or life insurance policy for which the Fund is an investment option.  You may wish to contact the issuing insurance company and/or refer to the applicable contract or policy prospectus for information on how to purchase and sell shares of the Fund.

Tax Information:  You will not be subject to federal income tax as the result of purchases or sales of Fund shares, Fund dividends, or other distributions by the Fund.  However, there may be tax consequences associated with investing in the variable annuity contracts and life insurance policies.  For information concerning federal income tax consequences for accountholders of such contracts or policies, accountholders should consult with the issuing insurance company and refer to the applicable contract or policy prospectus.

Payments To Insurance Companies And Other Financial Intermediaries:  The Fund and its related companies may make payments to an issuing insurance company, its affiliates, or other financial intermediaries for distribution and/or other services.  These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option for a variable annuity contract or life insurance policy.  These payments may create a conflict of interest by influencing your financial representative or the insurance company or other financial intermediary to recommend the Fund over another investment.  You may contact your financial representative or visit your insurance company’s or financial intermediary’s website for more information.

THE FUND IN GREATER DETAIL

This prospectus is designed to be provided solely to existing owners of First Investors Life Variable Annuity Fund A (“Separate Account A”) contracts.  FIL is no longer offering new Separate Account A contracts for sale.  Existing Separate Account A contract owners may, however, make additional premium payments.  The Fund For Income is the only investment option available to Separate Account A contract owners who make additional premium payments.  On November 16, 2007, the Special Bond Fund reorganized into the Fund For Income (formerly, known as the High Yield Fund).

This section describes the First Investors Fund For Income (“Fund For Income” or “Fund”), a series of the First Investors Life Series Funds, in more detail and provides more information about the Fund’s objective, its principal investment strategies and risks.  The Fund For Income serves solely as an underlying investment option for variable annuity contracts or variable life insurance policies offered by FIL, including contracts issued for Separate Account A.

The investment objective of the Fund For Income is non-fundamental, which means that the Board of Trustees may change the investment objective of the Fund without shareholder approval. The Board may take such action when it believes that a change in the objective is necessary or appropriate in light of market circumstances or other events.

FUND FOR INCOME

What are the Fund For Income’s objective, principal investment strategies and principal risks?

Objective:

The Fund seeks high current income.

Principal Investment Strategies:

The Fund primarily invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”).  High yield bonds include both bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Ratings Services as well as unrated bonds that are determined by the Fund to be of equivalent quality.  High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments).  High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, special purpose entities that are used to finance capital investment, sales or leases of equipment, loans or other programs and firms with heavy debt loads.  High yield securities may be backed by receivables or other assets.  The Fund may also invest in other high yield debt securities, such as assignments of syndicated bank loans.

The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis.  The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries.  The Fund attempts to invest in bonds that have stable to improving credit quality and potential for capital appreciation because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis.  The Fund considers a variety of factors, including the overall economic outlook, the issuer’s competitive position, the outlook of its industry, its managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects.  The Fund may sell a bond when it shows deteriorating fundamentals or it falls short of the portfolio manager’s expectations.  It may also decide to continue to hold a bond (or related securities, such as stocks or warrants) after its issuer defaults or is subject to a bankruptcy.

The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  If it does so, it may not achieve its investment objective.  The Fund may also choose not to take defensive positions.

Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this prospectus.

Principal Risks:

You can lose money by investing in the Fund.  Any investment carries with it some level of risk.  Here are the principal risks of investing in the Fund:

High Yield Securities Risk:

High yield bonds and other types of high yield debt securities have greater credit risk than higher quality debt securities because the companies that issue them are not as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality debt securities generally tend to be more sensitive to these changes than higher quality debt securities.  While credit ratings may be available to assist in evaluating an issuer’s credit quality, they may not accurately predict an issuer’s ability to make timely payment of principal and interest.  During times of economic downturn, issuers of high yield debt securities may not have the ability to access the credit markets to refinance their bonds or meet other credit obligations.

Credit Risk:

This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer.  Changes in the financial condition of an issuer, general economic conditions and specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer.  Such changes may weaken an issuer’s ability to make payments of principal or interest or cause an issuer to fail to make timely payments of interest or principal.  The same risks of default apply to borrowers of assignments of syndicated bank loans.

Market Risk:

The prices of, and the income generated by, the bonds held by the Fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.  The entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of high yield bonds by major investors, high-profile defaults or the market’s psychology.  These events may lead to periods of volatility, which may be exacerbated by changes in bond market size and structure. Volatility in the high yield market is usually associated more with stocks than bonds.  The prices of high yield bonds and other high yield securities held by the Fund could decline not only due to a deterioration in the financial condition of the issuers of such bonds, but also due to overall movements in the high yield market.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.

Interest Rate Risk:

The market values of high yield bonds and other debt securities are affected by changes in interest rates.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  The Fund may be subject to a greater risk of rising interest rates during periods of historically low interest rates. Generally, the longer the maturity and duration of a debt security, and the higher its credit rating, the greater its sensitivity to interest rates.

Liquidity Risk:

High yield debt securities tend to be less liquid than higher quality debt securities, meaning that it may be difficult to sell high yield debt securities at a reasonable price or at a particular time, particularly if there is a deterioration in the economy or in the financial prospects of their issuers.  Assignments of syndicated bank loans may be less liquid at times, because of potential delays in the settlement process or restrictions on resale.  As a result, the prices of high yield debt securities may be subject to wide price fluctuations due to liquidity concerns.

Syndicated Bank Loans Risk:

Syndicated bank loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.  In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Security Selection Risk:

Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.  This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND MANAGEMENT IN GREATER DETAIL

The Adviser.

First Investors Management Company, Inc. (“FIMCO” or “Adviser”) is the investment adviser to the Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 40 Wall Street, New York, NY 10005.  As of December 31, 2013, FIMCO served as investment adviser to 41 mutual funds or series of funds with total net assets of approximately $9.7 billion.  FIMCO supervises all aspects of the Fund’s operations.  For the fiscal year ended December 31, 2013, FIMCO received advisory fees, net of waiver (if any), of 0.75% of the Fund’s average daily net assets.

The Subadviser.

Muzinich & Co., Inc. (“Muzinich”) serves as the investment subadviser of the Fund For Income.  Muzinich has discretionary trading authority over all of the Fund’s assets, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees.  Muzinich is located at 450 Park Avenue, New York, NY 10022.  Muzinich is an institutional asset manager specializing in high yield bond portfolio and other credit-oriented strategies.  As of December 31, 2013, Muzinich managed approximately $26.7 billion in assets.

The Fund For Income is managed by a team of investment professionals who have active roles in managing the Fund, including the following:  Clinton Comeaux, Portfolio Manager, who joined Muzinich in 2006; Dennis V. Dowden, Portfolio Manager, who joined Muzinich in 2001; and Bryan Petermann, Portfolio Manager, who joined Muzinich in 2010 and prior thereto served as Managing Director, Head of High Yield, at Pinebridge Investments (f/k/a AIG Investments), for the last 5 years of his tenure (2000-2010).  Each investment professional has been a Portfolio Manager of the Fund since 2009, except for Mr. Petermann who has served as Portfolio Manager of the Fund since 2010.  Each of these investment professionals also manages one or more other First Investors Fund(s).

Other Information.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Descriptions of the factors considered by the Board of Trustees in considering the approval of the Advisory and Subadvisory Agreement are available in the Fund’s Semi-Annual Report for the period ending June 30, 2013.

The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of a Fund’s shareholders but subject to the approval of the Fund’s Board of Trustees and certain other conditions.  FIMCO has ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the subadvisers and recommend their hiring, termination and replacement.  In the event that a subadviser is added or modified, the prospectus will be supplemented.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  First Investors Life Series Funds, on behalf of the Fund, has claimed an exemption from registration with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act (“CEA”) and the Adviser is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8).

The following is information about the index that is used by the Fund in the Average Annual Total Returns table which is located in the “The Fund Summary Section” of this prospectus:

■ The BofA Merrill Lynch BB-B US Cash Pay High Yield Constrained Index contains all securities in the BofA Merrill Lynch US Cash Pay High Yield Index rated BB1 through B3, based on a formula comprised of Moody’s Investment Service, Inc., Standard & Poor’s Ratings Services and Fitch Ratings, but caps issuer exposure at 2%.

SHAREHOLDER INFORMATION

How and when does the Fund price its shares?

The share price (which is called “net asset value” or “NAV” per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  Shares of the Fund will not be priced on days on which the NYSE is closed for trading, such as most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.  To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.  The Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”).  Debt obligations with maturities of 60 days or less are valued at amortized cost.

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Trustees of the Fund.  The Fund may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

In the event that a security is priced using fair value pricing, the Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

How can I invest in the Fund For Income?

Separate Account A contract owners may invest in the Fund For Income by making additional premium payments.  The premium payments received by FIL, less applicable charges and expenses, are invested in Separate Account A, which in turn invests in the Fund.  As stated in the Introduction, FIL is no longer offering new Separate Account A contracts. For information about how to buy or sell (surrender) the variable annuity contracts and variable life insurance policies, see the applicable Separate Account prospectus.  It will describe not only the process for buying and selling (surrendering) contracts and policies but also the fees and charges involved.

For information or service concerning a variable annuity contract or variable life insurance policy, you can contact FIL in writing at Raritan Plaza I, Edison, New Jersey 08837.  You can also call FIL at 1(800) 832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax FIL at (732) 855-5935.  You can also obtain information about FIL products through our website at www.firstinvestors.com.  You can also obtain from FIL, free of charge, a copy of the last Separate Account A prospectus (dated April 23, 2002) by calling 1(800) 832-7783.

Can I exchange my investment in the Fund For Income into any other First Investors Life Series Funds?

Separate Account A contract owners are restricted under their variable annuity contracts to a single investment option, which is the Fund For Income, and cannot exchange from the Fund For Income into any of the other First Investors Life Series Funds.

What are the Fund’s policies on frequent trading in the Fund?

While Separate Account A contract owners cannot exchange from the Fund For Income into any of the other First Investors Life Series Funds, other separate accounts also invest in the Fund.  Furthermore, the owners of policies and contracts issued by these other separate accounts have the right to transfer in and out of the Fund For Income.  You should therefore be aware of the Life Series Funds’ policy on frequent trading that applies to the Fund For Income.

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy.  The Fund also reserves the right to reject exchanges that in the Fund’s view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds generally trade infrequently and therefore their prices are slow to react to information.  To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and other distributions?

Separate Account A, which owns the shares of the Fund, will receive all dividends and other distributions.  As described in the Separate Account A prospectus, all dividends and other distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare and pay, on an annual basis, dividends from net investment income.  The Fund will declare and distribute any net realized capital gains on an annual basis, usually after the end of its taxable year.

What about taxes?

You will not be subject to federal income tax as the result of purchases or sales of Fund shares by Separate Account A, or Fund dividends, or other distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts.  These are discussed in the Separate Account A prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the years indicated.  The following table sets forth the per share data for each fiscal year ended December 31.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Statement of Additional Information, which is available for free upon request and on our website at www.firstinvestors.com.

	Year Ended December 31*

Per Share Data	2013	2012	2011	2010	2009

Net Asset Value at Beginning of Year	$6.81	$6.42	$6.54	$6.24	$5.19

Income from Investment Operations Net investment income	$.36	$.41	$.43	$.48	$.51

Net realized and unrealized gain (loss) on investments	$.09	$.42	$(.07)	$.31	$1.12

Total from Investment Operations	$.45	$.83	$.36	$.79	$1.63

Less Distributions from Net investment income	$.42	$.44	$.48	$.49	$.58

Net Realized gains	__	__	__	__	__

Total Distributions	$.42	$.44	$.48	$.49	$.58

Net Asset Value at End of Year	$6.84	$6.81	$6.42	$6.54	$6.24

Total Return (%)†	6.88	13.51	5.66	13.71	35.15

Ratios/Supplemental Data

Net Assets at End of Year (in millions)	$95	$84	$74	$71	$66

Ratios to Average Net Assets (%): Expenses Before Fee Creditsa	.88	.88	.88	.87	.90

Net investment income	5.37	6.11	6.68	7.43	8.66

Portfolio Turnover Rate (%)	56	61	63	71	102

*	Prior to December 17, 2012, the Fund was known as the High Yield Fund.
†	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If they were included, the performance figures would be less than shown.
a	The ratios do not include a reduction of expenses from cash balances that may be maintained with the Bank of New York Mellon or from brokerage service arrangements.

FUND FOR INCOME

For more information about the Fund, the following documents are available for free upon request:

Annual/Semi-Annual Reports (Reports):
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  These Reports include the portfolio holdings of the Fund, as well as, a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

To obtain free copies of the Reports and the SAI or to obtain other information, you may visit our website at: www.firstinvestors.com or contact the Fund at:

Administrative Data Management Corp.
Raritan Plaza I
Edison, NJ 08837-3620
Telephone:  1(800) 423-4026

You can review and copy Fund documents (including the Reports and the SAI) at the Public Reference Room of the SEC in Washington, D.C.  You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or (ii) by electronic request at publicinfo@sec.gov.  To find out more, call the SEC at 1(202) 551-8090.  Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

(Investment Company Act File No. 811-04325)